FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): April 24, 2001

                           Klamath First Bancorp, Inc.
                           ---------------------------
           (Exact name of registrant as specified in its charter)


        Oregon                      0-26556                   93-1180440
---------------------------        -----------            -------------------
State or other jurisdiction        Commission             (I.R.S. Employer
of incorporation                   File Number            Identification No.)

540 Main Street, Klamath Falls, Oregon                           97601
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)

     Registrant's telephone number (including area code):  (541) 882-3444

                               Not Applicable
                               --------------
       (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     On April 24, 2001, the Registrant announced its new strategic direction, including a management reorganization and balance sheet and product restructuring.

     For further information, reference is made to the Registrant's press release dated April 24, 2001, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     Exhibit
     -------

       99      Press Release dated April 24, 2001


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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    KLAMATH FIRST BANCORP, INC.


                                      /s/ Kermit K. Houser
DATE: April 24, 2001             By:  --------------------------------------
                                      Kermit K. Houser
                                      President and Chief Executive Officer


                                      3

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                                 Exhibit 99


                     Press Release Dated April 24, 2001

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                        [Klamath First Bancorp Logo]

            Klamath First Bancorp Unveils New Strategic Direction

     KLAMATH FALLS, Ore. -- April 24, 2001 -- Kermit Houser, President and CEO of Klamath First Bancorp, Inc. (Nasdaq:KFBI), parent company of Klamath First Federal Savings and Loan ("Klamath First"), today unveiled the company's new strategic direction, designed to improve financial performance and customer service.
     "These changes included management reorganization, balance sheet and product restructuring, much greater emphasis on sales, service and marketing, and expansion of our delivery channels. These strategic changes and initiatives received the unanimous approval and support of our board of directors," said Houser.

Management Reorganization

     Management changes include the promotions of Robert A. Tucker to Executive Vice President and Chief Credit Officer; Marshall J. Alexander to Executive Vice President, Chief Financial Officer and Investor Relations; Craig Moore to Senior Vice President, In-House Counsel, Corporate Secretary and Senior Internal Auditor; and, James Essany to Senior Vice President of Marketing and Advertising.
     To enhance sales, service and branch office staff development, the new position of Branch Administrator was created, and filled by Senior Vice President Isabel Castellanos, who came to the company with twenty-one years of retail banking experience. The company will also hire a Commercial Banking Administrator to build its commercial lending presence throughout its service area.

Balance Sheet and Product Restructuring

     The company determined that the traditional lending practices of booking 30 year fixed rate loans for its own portfolio no longer has the spread income required of a high performing lending institution. The company is now selling the majority of its new fixed rate mortgage production, both servicing retained and servicing released, through various secondary market channels. Greater emphasis will be placed on higher yielding/shorter term loans such as commercial real estate lending, small business, commercial/industrial and consumer lending.
     During the past quarter, the company securitized approximately $190 million of its fixed rate loans with Fannie Mae, allowing Klamath First to sell the securities in the open market at par or premium when appropriate. Of the $190 million securitization, $77 million was sold for a pre-tax profit of $2.5 million. The sale proceeds were reinvested into securities with shorter durations and less price volatility than the previous fixed rate mortgages.
     "This has improved our interest rate risk position and will provide future cash flows to fund lending opportunities. With today's rates, we continue to have the opportunity to sell the remaining $113 million securitization for an additional $2.0 million profit to meet liquidity or other needs if necessary," said Houser.

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Enhancements to Sales, Service and Marketing

     Houser stressed, "It is imperative that we improve our sales success with a focus on customer service and product knowledge." To accomplish this, the company recently launched a formalized Teller Training Program and a statewide service and sales training program will be rolled out to all branches and employees in May, 2001.

Expanded Delivery Channels

     A new full-service branch in Redmond, Oregon is scheduled to open May 11, 2001, providing greater coverage in the fast growing area of Deschutes county. In addition the company has received regulatory approval to establish full-service in-store branches at Wal-Mart's newly expanding Pendleton and Ontario, Oregon Supercenters with openings scheduled for June and July 2001. These unique branches will be open for extended hours, seven days each week, offering all of the company's products. "The staff at in-store branches will work with Wal-Mart promotions to market our company's financial products in these huge (192,000 and 145,000 square foot, respectively) Supercenters," said Houser.

About Klamath First Bancorp, Inc.

     Klamath First Bancorp, Inc. is the holding company for Klamath First Federal Savings and Loan Association (``the Association''), which operates 36 offices in 22 counties throughout Oregon. The Association serves the State of Oregon through these offices by offering a full range of products and services, including commercial, consumer and real estate loans, various checking and savings products for both the consumer and business customer, 24 hour telephone banking, and on-line banking with bill pay through its web site http://www.klamathfirst.com/. Consolidated assets and net earnings as of the quarter ended December 31, 2000 were $987.5 million and $1.7 million, respectively.

     Safe Harbor Clause: Except for the historical information in this news release, the matters described herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include those related to the economic environment, particularly in the region where Klamath First Bancorp, Inc. operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, acquisitions and the integration of acquired businesses, credit risk management, change in government regulations affecting financial institutions, and other risks and uncertainties discussed from time to time in Klamath First Bancorp, Inc.'s SEC filings including its 2000 Form 10-K. Klamath First Bancorp, Inc. disclaims any obligation to publicly announce future events or developments which affect the forward-looking statements herein.

                                 #  #  #

Contact:
     Klamath First Bancorp, Inc.
     Kermit K. Houser, 541/882-3444 x133
     or
     Marshall J. Alexander, 541/882-3444 x120

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